Balanced Fund Ticker Symbol: MAPOX     Summary Prospectus April 30, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.mairsandpower.com or call 1-800 304-7404.

Investment Objective
Mairs & Power Balanced Fund’s (the Fund) fundamental objective is to provide capital growth, current income and preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.71%
Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.96% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in U.S. common stock and other securities convertible into common stock as well as fixed income securities such as corporate bonds and U.S. Government securities. The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). In selecting equity securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the Adviser), gives preference to companies that exhibit the potential for above-average growth and durable competitive advantages at reasonable valuations. In the Adviser's experience, these securities typically have strong returns on invested capital. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Adviser follows a multi-cap approach and the Fund invests in stocks of small-cap, mid-cap, and large-cap companies. The Adviser gives preference to higher rated investment-grade fixed income securities (rated Baa or better by Moody’s Investors Service or rated BBB or better by Standard & Poor’s). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks. Lower rated debt securities may include debt securities rated below investment-grade (also known as “high yield” or “junk bonds”). The Fund normally invests at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The main risks of investing in the Fund are:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund's share price.

Convertible Debt Securities Risk
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the market risk of the underlying stock, interest rate risk and the credit risk of the issuer.

Debt Securities Rated Less than Investment-Grade Risk
These securities have a higher degree of credit risk than investment-grade securities. Companies that issue these lower rated securities (also known as “high yield” or “junk bonds”) are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Fixed Income Risk
Risks related to fixed income investments include credit risk, interest rate risk, and call risk, among others. Credit risk is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Call risk is the risk that an issuer, especially during a period of falling interest rates, may call (redeem) a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Government Obligations Risk
No assurance can be given that the U.S. Government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

LIBOR Transition Risk
A Fund may invest in securities that use LIBOR as a benchmark or reference rate for interest rate calculations. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund's transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund cannot yet be determined. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present risks for certain market participants.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota, in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent months and years. The Fund’s investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may, in response to economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, rising unemployment claims, changed travel and social behaviors and reduced consumer spending.

The effects of COVID-19 may lead to a substantial economic downturn or recession of the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap and Mid-Cap Securities Risk
Small-cap and mid-cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to Mairs and Power Balanced Fund, Inc. (the Predecessor Fund), which was reorganized into the Fund effective December 31, 2011. The performance information for periods before December 31, 2011 reflects the historical performance of the Predecessor Fund. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	11.99%
Lowest Quarter	1st Quarter, 2020	-15.13%
Average Annual Total Returns
The following table shows how the Fund’s average annual returns before and after taxes for one, five and ten years compare to those of the Composite Index, the S&P 500 Total Return Index and the Bloomberg Barclays U.S. Government/Credit Bond Index. The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 year	5 years	10 years
Return Before Taxes	10.44%	10.00%	9.35%
Return After Taxes on Distributions	9.12%	8.74%	8.28%
Return After Taxes on Distributions and Sale of Fund Shares	6.80%	7.61%	7.33%
Composite Index (reflects no deduction for fees, expenses or taxes)	15.30%	11.34%	10.17%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	8.93%	4.98%	4.19%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Kevin V. Earley, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager of the Fund since April 1, 2018; Co-Manager of the Fund from 2015 to April 1, 2018	Since 2013
Robert W. Thompson, Co-Manager	Director of Fixed Income	Co-Manager since April 1, 2018	Since 2016
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with primary title with the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100
You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.